Exhibit 10.10


                    AMENDMENT TO LEASE TERMINATION AGREEMENT
                    ----------------------------------------

         This Amendment to Lease Termination Agreement is dated as of October 20, 2002 by and between RSI (NG) QRS 12-13, INC. as Landlord ("Landlord") and RHEOMETRIC SCIENTIFIC, INC. as Tenant ("Tenant").

                               W I T N E S S E T H

         WHEREAS, Landlord and Tenant entered into a Lease Termination Letter Agreement dated October 11, 2002 concerning premises located at One Possumtown Road, Piscataway, New Jersey. The final paragraph of the Letter Agreement provided that all obligations and agreements of Landlord and Tenant were contingent upon, among other things, "approval by Landlord's Lender within ten
(10) days of the date hereof."

         NOW, THEREFORE, for the foregoing premises and other good and valuable consideration, the parties hereby agree as follows:

         1. The final paragraph of the Letter Agreement is hereby deleted and replaced in its entirety to read as follows:

               "All of the obligations and agreements of Landlord and Tenant hereunder are contingent upon (i) the consummation of the Closing under the Asset Purchase Agreement, (ii) approval by Landlord's lender, and
               (iii) execution of a satisfactory agreement, in the form attached as Exhibit A, describing the terms of a proposed lease between Landlord and Waters Technologies Corporation or its designee ("Waters")."

         2. All other terms and conditions of the Lease Termination Agreement remain in full force and effect.

         This Agreement is effective as of the date first above written.

                                       RHEOMETRIC SCIENTIFIC, INC.

                                       By: /s/ JOSEPH MUSANTI
                                           -------------------------------------
                                           Name: Joseph Musanti
                                           Title: V.P. Finance


                                       RSI (NJ) QRS 12-13, INC.

                                       By: /s/ THOMAS E. ZACHARIAS
                                           -------------------------------------
                                           Name: Thomas E. Zacharias
                                           Title: Managing Director


         For the purposes of agreeing that the provisions of Paragraph 2 of the Lease Termination Agreement remain in full force and effect:


ANDLINGER CAPITAL XXVI LLC

By:  /s/ MERRICK G. ANDLINGER
     -------------------------------
     Merrick G. Andlinger
     Managing Member


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